UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                       )

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MTS Systems Corporation

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This filing consists of the following communications relating to the proposed merger between Amphenol Corporation (“Amphenol”), Moon Merger Sub Corporation (“Sub”) and MTS Systems Corporation (“MTS”), pursuant to an Agreement and Plan of Merger, dated December 8, 2020, by and among Amphenol, Sub and MTS.

i.	Email from Randy Martinez, Interim CEO of MTS, and Steve Harrison, Executive Vice President and President, Test and Simulation of MTS, to employees of MTS, including an attachment of the press release issued by each of Amphenol and Illinois Tool Works Inc. (the “Employee Email”)
ii.	FAQs for Employees of MTS (the “Employee FAQs”)
iii.	Letter to Customers of MTS (the “Customer Letter”)
iv.	Letter to Vendors of MTS (the “Vendor Letter”)
v.	Communications Guide and FAQs for Managers of MTS (the “Communications Guide”)

Each item listed above was first disseminated or made available on January 19, 2021.

Employee Email (including press release attachment)

Dear Colleagues,

We are excited to provide an update on our transaction with Amphenol that positively impacts our Test & Simulation business. As you recall, Amphenol initially indicated its intent was to integrate MTS Sensors into its portfolio, and to conduct a strategic review to determine how to best position MTS Test and Simulation for future success.

Following the review, I am pleased to announce that Amphenol has reached an agreement to sell the MTS Test and Simulation business to Illinois Tool Works (ITW). Amphenol and ITW have issued press releases this morning announcing the transaction.

This is excellent news for MTS Test and Simulation – in a single stroke it eliminates the uncertainty that our business was likely to experience during a more prolonged strategic review by Amphenol and enables Test and Simulation to become part of a superb large public company with deep roots and a track record of success in our core business.

Since its founding in 1912, ITW has become one of the world’s leading diversified manufacturers of specialized industrial equipment, consumables, and related service businesses. Headquartered in Glenview, Illinois, right outside of Chicago, it currently generates over $14 billion in annual revenues, while employing approximately 45,000 employees in hundreds of businesses spread across 53 countries. These businesses are organized into seven segments (Automotive OEM, Food Equipment, Construction Products, Polymers and Fluids, Specialty Products, Test and Measurement and Electronics, and Welding) with multiple businesses in each segment. Each of the businesses and segments operate in a decentralized fashion while sharing ITW’s proprietary business model and strategic framework.

Test and Simulation will retain the MTS brand and become a stand-alone entity within ITW’s Test and Measurement and Electronics segment. Other ITW Test and Measurement brands within this segment include Instron, Buehler, Avery Weigh-Tronix, Brooks Instrument, Wilson, Magnaflux, and Loma Systems.

One obvious outcome of this arrangement is that MTS Sensors and MTS Test and Simulation will no longer be part of the same company. Because Test and Simulation is not currently structured as a stand-alone entity, we will evaluate which corporate functions will be required to continue supporting the Test and Simulation business after closing. MTS will remain committed to delivering exceptional customer service through the highest quality and most innovative Test & Measurement solutions.

As always, please be cautioned that while this is a binding agreement, the ITW/Amphenol deal (like the Amphenol/MTS deal) is not yet closed. We expect the Amphenol/MTS deal to close by mid-year 2021, pending regulatory and other approvals. Amphenol has informed us that it expects the Amphenol/ITW deal to close following the closing of the Amphenol/MTS deal, subject to certain regulatory approvals, closing of the Amphenol/MTS merger and other closing conditions. Amphenol has assured us that its deal with ITW will not delay Amphenol’s acquisition of MTS. For the time being, it is business as usual as neither transaction has closed.

I and the other members of the leadership team look forward to keeping you apprised of these exciting developments as efforts progress. Please see the link to ITW’s website and a Frequently Asked Questions (FAQs) document for you to review below. We will keep the FAQs updated on the MTS intranet for your reference as further questions and answers arise. In the meantime, please remain laser-focused on delivering excellence to our customers and achieving our FY21 strategic objectives.

In closing, please allow me to acknowledge that this is truly a historic event for MTS Systems. As our successors look back on this time, they will see it as a period in which MTS made a step-change in its performance, capabilities, and global impact. We owe much to the vision and foresight of our predecessors. But the ultimate thanks go to each of you for your dedication and commitment to our customers, our values and to one another. Thank you…and congratulations!!

Respectfully,

Randy Martinez

&

Steve Harrison

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger and/or the proposed transaction between Parent and Illinois Tool Works Inc. (“ITW”) on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and/or the proposed transaction between Parent and ITW and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Press Release Attachment

ITW TO ACQUIRE MTS TEST & SIMULATION

BUSINESS FROM AMPHENOL

Glenview, Illinois and Wallingford, Connecticut. January 19, 2021. Illinois Tool Works Inc. (NYSE: ITW), a global multi-industrial manufacturing leader, and Amphenol Corporation (NYSE: APH), a leading global provider of high-technology interconnect, antenna and sensor solutions, today announced that they have entered into an agreement under which ITW will acquire MTS Systems Corporation’s (Nasdaq: MTSC) Test & Simulation business, following the closing of Amphenol’s acquisition of MTS.

“MTS’s Test & Simulation business is highly complementary to our existing Test & Measurement and Electronics business and positions us in new and attractive industry verticals,” said E. Scott Santi, ITW’s Chairman and CEO. “This acquisition continues our strategy of driving solid growth and best-in-class returns in businesses where highly innovative, customer-focused solutions are required. We look forward to welcoming the MTS Test & Simulation team to ITW.”

R. Adam Norwitt, Amphenol’s President and CEO, said, “After reviewing the MTS Test & Simulation business and evaluating a range of options to ensure its future success while maximizing value for Amphenol shareholders, we determined that selling it to ITW, with ITW’s complementary capabilities and strategic focus, is the best outcome for all parties. We look forward to completing the acquisition of MTS in the coming months, welcoming the talented MTS Sensors team to the Amphenol organization, and completing the sale of MTS’s Test & Simulation business to ITW.”

Amphenol’s acquisition of MTS is expected to close by the middle of 2021, subject to certain regulatory approvals, approval from MTS’s shareholders and other customary closing conditions. ITW’s acquisition of the MTS Test & Simulation business from Amphenol is expected to close following the closing of Amphenol’s MTS acquisition, subject to certain regulatory approvals and other customary closing conditions. Terms of the transaction were not disclosed.

Financial Advisors

Centerview Partners LLC is serving as Amphenol’s financial advisor for the transaction. Goldman Sachs & Co. LLC is serving as ITW’s financial advisor for the transaction.

About Illinois Tool Works

ITW is a Fortune 200 global multi-industrial manufacturing leader with revenues totaling $14.1 billion in 2019. The company’s seven industry-leading segments leverage the unique ITW Business Model to drive solid growth with best-in-class margins and returns in markets where highly innovative, customer-focused solutions are required. ITW’s approximately 45,000 dedicated colleagues around the world thrive in the company’s decentralized and entrepreneurial culture. www.itw.com.

About Amphenol

Amphenol Corporation is one of the world’s largest designers, manufacturers and marketers of electrical, electronic and fiber optic connectors and interconnect systems, antennas, sensors and sensor-based products and coaxial and high-speed specialty cable. Amphenol designs, manufactures and assembles its products at facilities in the Americas, Europe, Asia, Australia and Africa and sells its products through its own global sales force, independent representatives and a global network of electronics distributors. Amphenol has a diversified presence as a leader in high-growth areas of the interconnect market including: Automotive, Broadband Communications, Commercial Aerospace, Industrial, Information Technology and Data Communications, Military, Mobile Devices and Mobile Networks.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may contain words and terms such as: “anticipate,” “could,” “believe,” “continue,” “expect,” “estimate,” “forecast,” “ongoing,” “project,” “seek,” “predict,” “target,” “will,” “intend,” “plan,” “look ahead,” “optimistic,” “potential,” “guidance,” “may,” “should,” or “would” and other words and terms of similar meaning. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger between Amphenol and MTS, or the proposed subsequent sale of the MTS Test & Simulation business to ITW, may not be completed in a timely manner or at all, and (ii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, potential disruptions to current plans and operations and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction. The foregoing list of risk factors is not exhaustive. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Amphenol’s and ITW’s respective businesses, particularly those identified in the risk factor discussion in Amphenol’s Annual Report on Form 10-K for the year ended December 31, 2019, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in ITW’s most recent Annual Report on Form 10-K for the year ended December 31, 2019 and its subsequent Quarterly Reports filed on Form 10-Q with the SEC, as well as other documents that may be filed by Amphenol and/or ITW from time to time with the SEC. Neither Amphenol nor ITW undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.

Contacts:

Illinois Tool Works

Trisha Knych

Media Contact

224-661-7566

mediarelations@itw.com

Illinois Tool Works

Karen Fletcher

Investor Relations

224-661-7433

investorrelations@itw.com

Amphenol

Sherri Scribner

Vice President, Strategy and Investor Relations

203-265-8820

IR@amphenol.com

Employee FAQs

The below FAQs address questions from team members.

1.	What was announced today?
	●	Illinois Tool Works (ITW) (NYSE: ITW) will acquire MTS’s Test and Simulation business from Amphenol.
Amphenol has informed us that the ITW/Amphenol transaction is expected to close following the closing of Amphenol’s acquisition of MTS, subject to certain regulatory approvals, closing of the Amphenol/MTS merger and other closing conditions.

2.	Why did ITW agree to purchase Test & Simulation?
	●	ITW recognizes the unique capabilities and talent pool within Test & Simulation and believes that MTS products, customer relationships, innovation and culture provide substantial additive value to the ITW Test and Measurement Electronics Segment.

3.	Why is Amphenol selling the Test and Simulation business to ITW?
	●	The decision was made by Amphenol leadership pursuant to its acquisition strategy for maximizing shareholder value while best positioning Test and Simulation for future success. Amphenol has assured us that its deal with ITW will not delay Amphenol’s acquisition of MTS.

4.	Who is ITW and what do they do?
	●	ITW is one of the world’s leading diversified manufacturers of specialized industrial equipment, consumables, and related service businesses, with operations divided into seven segments: Automotive OEM, Food Equipment, Test & Measurement and Electronics, Welding, Polymers & Fluids, Construction Products, and Specialty Products.
	●	ITW is headquartered in Glenview, Illinois, was founded in 1912 and employs roughly 45,000 men and women across hundreds of businesses operating in 53 countries. For 2019, ITW reported revenues of $14.1 billion.

5.	How will MTS Test and Simulation be integrated into ITW?
	●	MTS Test and Simulation will become part of ITW’s Test & Measurement and Electronics Segment. Included within this segment are several test and measurement brands, including Instron, Buehler, Avery Weigh-Tronix, Brooks Instrument, Wilson, Magnaflux, and Loma Systems.

6.	Tell me about ITW’s Business Model
	●	Businesses within ITW operate largely independently while sharing ITW’s proprietary business model. This business model emphasizes customer-back innovation; a decentralized, entrepreneurial culture; and an 80/20 front-to-back process.

7.	What are the next steps?
	●	Before the respective transactions can be finalized, MTS will need to obtain shareholder approval and certain regulatory approvals and meet other customary closing conditions, and Amphenol and ITW will need to obtain certain regulatory approvals and meet other closing conditions. In the interim, it will be “business as usual” for MTS.

8.	What will be the future relationship between MTS’s two current business units?
	●	Assuming the two transactions close, MTS’s two business units will be separated, with Sensors owned and operated by Amphenol and Test and Simulation owned and operated by ITW.

9.	Will Test and Simulation retain the MTS brand?
	●	Test and Simulation will retain the MTS brand in addition to its E2M, R&D, and SANS brands.

10.	How will MTS “corporate” employees be affected?
	●	Because Test and Simulation is not currently structured as a stand-alone entity, we will evaluate which corporate functions will be required to continue supporting the Test and Simulation business after closing. MTS will remain committed to delivering exceptional customer service through the highest quality and most innovative Test & Measurement solutions.

11.	Will this change who I report to?
	●	Currently, there are no changes of organization or reporting structure resulting from ITW’s proposed acquisition. Please continue to focus on your job and your customers. We will keep you informed well in advance of any anticipated changes.

12.	How will the acquisition affect my job and day-to-day role?
	●	Business continues as usual, and your roles, responsibilities and commitment to our customers remain the same.

13.	Will my compensation, health benefits, PTO, or retirement benefits be impacted as a result of the combination? Will MTS employees receive ITW benefits and participate in other compensation programs?
	●	We will continue business as usual while the parties work toward formally closing the deal. When ITW’s integration plans become better known, we will assess any changes or merging of benefit plans. We will communicate any changes well in advance.

14.	Will I have to move to an ITW location?
	●	Our plans right now are to continue to operate the business as it is currently structured.

15.	What is the impact to my MTS stockholdings?
	●	There is no impact to MTS shareholders beyond what was previously communicated as part of our acquisition by Amphenol. Please refer to previous communications for further details.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger and/or the proposed transaction between Parent and Illinois Tool Works Inc. (“ITW”) on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and/or the proposed transaction between Parent and ITW and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Customer Letter

Dear Valued Customer,

I am writing to inform you of an exciting development at our company. As you know, in early December MTS announced it would be acquired by Amphenol, a leading designer, manufacturer and market of electrical, electronic and fiber optic connectors and interconnect systems. Since the acquisition, Amphenol has been conducting a strategic review process to determine how to best position MTS’s Test & Simulation business for continued success.

Today, I am pleased to share that Illinois Tool Works Inc. (ITW), a global multi-industrial manufacturing leader, has entered into an agreement under which ITW will acquire MTS’s Test & Simulation business following the closing of Amphenol’s acquisition of MTS.

This is great news for our employees, vendors, and you, our valued customer, as the Test & Simulation business complements ITW’s Test & Measurement and Electronics business. These complementary capabilities will enable MTS’s Test & Simulation business to continue growing and serving you with the high-quality service you are accustomed to.

We deeply value your partnership and want to emphasize that we do not foresee any changes to your current customer relationship or level of service with us.

If you have any questions, please reach out to your MTS representative. Once again, we greatly appreciate your partnership as we begin our next chapter.

Sincerely,

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger and/or the proposed transaction between Parent and Illinois Tool Works Inc. (“ITW”) on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and/or the proposed transaction between Parent and ITW and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Vendor Letter

Dear [Name],

As you are one of MTS’s valued partners, I am writing to inform you of an exciting development at our company.

As you know, in early December MTS announced it would be acquired by Amphenol, a leading designer and manufacturer of electrical, electronic and fiber optic connectors and interconnect systems. Since the acquisition, Amphenol has been conducting a strategic review process to determine how to best position MTS’s Test & Simulation business for continued success.

Today, I am pleased to share that Illinois Tool Works Inc. (ITW), a global multi-industrial manufacturing leader, has entered into an agreement under which ITW will acquire MTS’s Test & Simulation business, following the closing of Amphenol’s acquisition of MTS.

This is great news for all of our stakeholders, as the Test & Simulation business complements ITW’s Test & Measurement and Electronics business.

We do not anticipate near-term changes to our relationship with you because of this news. If we expect any changes in the future, we will communicate with you well in advance.

If you have any questions, please reach out to your current point of contact at MTS. We greatly appreciate your partnership as we begin our next chapter. We look forward to speaking with you soon.

Sincerely,

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger and/or the proposed transaction between Parent and Illinois Tool Works Inc. (“ITW”) on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and/or the proposed transaction between Parent and ITW and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Communications Guide

Introduction

As you know, it was recently announced that MTS Test & Simulation would be acquired by ITW following the closing of Amphenol’s acquisition of MTS. Use this toolkit to help you address team member questions about the transaction and what it may mean for them.

Specifically, this toolkit will help you:

●	Communicate consistently about the deal with your teams via aligned messaging
●	Ensure employees are well-informed through face-to-face conversations
●	Understand where to go for assistance and support for matters related to the transaction
●	Keep your team members focused on our mission

Key Talking Points

●	ITW will acquire MTS’s Test & Simulation business, following the closing of Amphenol’s acquisition of MTS.

●	MTS’s Test & Simulation business is highly complementary to ITW’s existing Test & Measurement and Electronics business.

●	MTS Test & Simulation will remain a standalone business within ITW’s Test & Measurement and Electronics segment.

●	In a single stroke, the transaction eliminates the uncertainty that our business was likely to experience during a more prolonged strategic review by Amphenol and enables Test and Simulation to become part of a superb large public company with deep roots and a track record of success in our core business.

●	At this time, there are no changes in organization or reporting structure resulting from ITW’s proposed acquisition. Please continue to focus on your job and your customers. We will keep you informed well in advance of any anticipated changes.

●	Amphenol has informed us that it also expects the Amphenol/ITW deal to close following the closing of Amphenol’s acquisition of MTS, subject to certain regulatory approvals, closing of the Amphenol/MTS merger and other closing conditions.

Frequently Asked Questions (FAQs)

1.	What was announced today?
	●	Illinois Tool Works (ITW) (NYSE: ITW) will acquire MTS’s Test and Simulation business from Amphenol.
Amphenol has informed us that the ITW/Amphenol transaction is expected to close following the closing of Amphenol’s acquisition of MTS, subject to certain regulatory approvals, closing of the Amphenol/MTS merger and other closing conditions.

2.	Why did ITW agree to purchase Test & Simulation?
	●	ITW recognizes the unique capabilities and talent pool within Test & Simulation and believes that MTS products, customer relationships, innovation and culture provide substantial additive value to the ITW Test and Measurement Electronics Segment.

3.	Why is Amphenol selling the Test and Simulation business to ITW?
	●	The decision was made by Amphenol leadership pursuant to its acquisition strategy for maximizing shareholder value while best positioning Test and Simulation for future success. Amphenol has assured us that its deal with ITW will not delay Amphenol’s acquisition of MTS.

4.	Who is ITW and what do they do?
	●	ITW is one of the world’s leading diversified manufacturers of specialized industrial equipment, consumables, and related service businesses, with operations divided into seven segments: Automotive OEM, Food Equipment, Test & Measurement and Electronics, Welding, Polymers & Fluids, Construction Products, and Specialty Products.
	●	ITW is headquartered in Glenview, Illinois, was founded in 1912 and employs roughly 45,000 men and women across hundreds of businesses operating in 53 countries. For 2019, ITW reported revenues of $14.1 billion.

5.	How will MTS Test and Simulation be integrated into ITW?
	●	MTS Test and Simulation will become part of ITW’s Test & Measurement and Electronics Segment. Included within this segment are several test and measurement brands, including Instron, Buehler, Avery Weigh-Tronix, Brooks Instrument, Wilson, Magnaflux, and Loma Systems.

6.	Tell me about ITW’s Business Model
	●	Businesses within ITW operate largely independently while sharing ITW’s proprietary business model. This business model emphasizes customer-back innovation; a decentralized, entrepreneurial culture; and an 80/20 front-to-back process.

7.	What are the next steps?
	●	Before the respective transactions can be finalized, MTS will need to obtain shareholder approval and certain regulatory approvals and meet other customary closing conditions, and Amphenol and ITW will need to obtain certain regulatory approvals and meet other closing conditions. In the interim, it will be “business as usual” for MTS.

8.	What will be the future relationship between MTS’s two current business units?
	●	Assuming the two transactions close, MTS’s two business units will be separated, with Sensors owned and operated by Amphenol and Test and Simulation owned and operated by ITW.

9.	Will Test and Simulation retain the MTS brand?
	●	Test and Simulation will retain the MTS brand in addition to its E2M, R&D, and SANS brands.

10.	How will MTS “corporate” employees be affected?
	●	Because Test and Simulation is not currently structured as a stand-alone entity, we will evaluate which corporate functions will be required to continue supporting the Test and Simulation business after closing. MTS will remain committed to delivering exceptional customer service through the highest quality and most innovative Test & Measurement solutions.

11.	Will this change who I report to?
	●	Currently, there are no changes of organization or reporting structure resulting from ITW’s proposed acquisition. Please continue to focus on your job and your customers. We will keep you informed well in advance of any anticipated changes.

12.	How will the acquisition affect my job and day-to-day role?
	●	Business continues as usual, and your roles, responsibilities and commitment to our customers remain the same.

13.	Will my compensation, health benefits, PTO, or retirement benefits be impacted as a result of the combination? Will MTS employees receive ITW benefits and participate in other compensation programs?
	●	We will continue business as usual while the parties work toward formally closing the deal. When ITW’s integration plans become better known, we will assess any changes or merging of benefit plans. We will communicate any changes well in advance.

14.	Will I have to move to an ITW location?
	●	Our plans right now are to continue to operate the business as it is currently structured.

15.	What is the impact to my MTS stockholdings?
	●	There is no impact to MTS shareholders beyond what was previously communicated as part of our acquisition by Amphenol. Please refer to previous communications for further details.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger and/or the proposed transaction between Parent and Illinois Tool Works Inc. (“ITW”) on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and/or the proposed transaction between Parent and ITW and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020, filed with the SEC on December 15, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.